UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                       WACHOVIA BANK, NATIONAL ASSOCIATION
               (Exact Name of Trustee as Specified in its Charter)

                                   22-1147033
                      (I.R.S. Employer Identification No.)

                301 S. COLLEGE STREET, CHARLOTTE, NORTH CAROLINA
                    (Address of Principal Executive Offices)

                                   28288-0630
                                   (Zip Code)

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                           5847 SAN FELIPE, SUITE 1050
                              HOUSTON, TEXAS 77057
                    ATTENTION: CORPORATE TRUST ADMINISTRATION
                                 (713) 278-4321
            (Name, address and telephone number of Agent for Service)

                                SYSCO CORPORATION
               (Exact Name of Obligor as Specified in its Charter)

                                    DELAWARE
         (State or other jurisdiction of Incorporation or Organization)

                                   74-1648137
                      (I.R.S. Employer Identification No.)

                              1390 ENCLAVE PARKWAY
                                 HOUSTON, TEXAS
                    (Address of Principal Executive Offices)

                                   77077-2099
                                   (Zip Code)

                         $1,500,000,000 DEBT SECURITIES
                         (Title of Indenture Securities)

1. GENERAL INFORMATION.

FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

A)   NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY  AUTHORITY TO WHICH IT IS
     SUBJECT:

     Comptroller of the Currency
     United States Department of the Treasury
     Washington, D.C.  20219

     Federal Reserve Bank
     Richmond, Virginia 23219

     Federal Deposit Insurance Corporation
     Washington, D.C.  20429

B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

3.   VOTING SECURITIES OF THE TRUSTEE.

FURNISH THE FOLLOWING  INFORMATION AS TO EACH CLASS OF VOTING  SECURITIES OF THE
TRUSTEE:

     Not applicable - see answer to Item 13.

4.   TRUSTEESHIPS UNDER OTHER INDENTURES.

IF THE  TRUSTEE  IS A TRUSTEE  UNDER  ANOTHER  INDENTURE  UNDER  WHICH ANY OTHER
SECURITIES,   OR  CERTIFICATES  OF  INTEREST  OR   PARTICIPATION  IN  ANY  OTHER
SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

A)   TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE

     Not applicable - see answer to Item 13.

B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS THE RESULT OF THE TRUSTEESHIP UNDER ANY OTHER INDENTURE, INCLUDING A
STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

     Not applicable - see answer to Item 13.


5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

     Not applicable - see answer to Item 13.

6.   VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF THE OBLIGOR:

     Not applicable - see answer to Item 13.

7.   VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS.

FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER:

     Not applicable - see answer to Item 13.

8.   SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE
TRUSTEE:

     Not applicable - see answer to Item 13.

9.   SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

     Not applicable - see answer to Item 13.

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE
(1) OWNS 10 PERCENT OR MORE OF THE VOTING STOCK OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

     Not applicable - see answer to Item 13.

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

     Not applicable - see answer to Item 13.

12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

     Not applicable - see answer to Item 13.

13.  DEFAULTS BY THE OBLIGOR.

A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None.

B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE
OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None

14.  AFFILIATIONS WITH THE UNDERWRITERS.

IF  ANY  UNDERWRITER  IS  AN  AFFILIATE  OF  THE  TRUSTEE,  DESCRIBE  EACH  SUCH
AFFILIATION.

     Not applicable - see answer to Item 13.

15.  FOREIGN TRUSTEE.

IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

     Not applicable - trustee is a national banking association organized under the laws of the United States.

16.  LIST OF EXHIBITS.

LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

 *   1. Copy of Articles of Association of the trustee as now in effect.
----

 X   2. Copy of the Certificate of the Comptroller of the Currency dated January
---- 10, 2005, evidencing the authority of the trustee to transact business and certification of Fiduciary Powers of the trustee.

 **  3. Copy of existing by-laws of the trustee.
----

     4. Copy of each indenture referred to in Item 4, if the obligor is in ---- default. -Not Applicable.

 X   5. Consent of the trustee required by Section 321(b) of the Act.
----

 X   6. Copy of report of  condition  of the trustee at the close of business on
---- December  31,  2004,   published   pursuant  to  the  requirements  of  its
     supervising authority.

     7. Copy of any order pursuant to which the foreign trustee is authorized to ---- act as sole trustee under indentures qualified or to be qualified under the
     Act.
     - Not Applicable

     8. Consent to service of process required of foreign trustees pursuant to ---- Rule 10a-4 under the Act.
     - Not Applicable


------------------------

     *Previously filed with the Securities and Exchange Commission on April 11, 2002 as an Exhibit to Form T-1 in connection with Registration Statement File No. 333-86036 and is incorporated by reference herein.

     **Previously filed with the Securities and Exchange Commission on July 19, 2004 as an Exhibit to Form T-1 in connection with Registration Statement File No. 333-112901 and is incorporated by reference herein.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Wachovia Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, Texas, on the 18th day of April, 2005.


                                      WACHOVIA BANK, NATIONAL ASSOCIATION



                                      By: /s/ R. Douglas Milner
                                          --------------------------------------
                                          R. Douglas Milner
                                          Vice President

                                                                     EXHIBIT T-2

--------------------------------------------------------------------------------
Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------

Washington, D.C. 20219

            CERTIFICATE OF CORPORATE EXISTENCE AND FIDUCIARY POWERS

I, Julie L. Williams, Acting Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Wachovia Bank, National Association," Charlotte, North Carolina, (Charter No. 1) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise Fiduciary Powers on the date of this Certificate.



                                       IN TESTIMONY  WHEREOF,  I have  hereunto

                                       subscribed my name and caused my seal of

                                       office to  be affixed to these  presents

                                       at the Treasury  Department  in the City

                                       of  Washington and District of Columbia,

                                       this January 10, 2005.


                                       /s/ Julie L. Williams
                                       ________________________________________
                                       Acting Comptroller of the Currency


[SEAL OF THE COMPTROLLER]

                                                                     EXHIBIT T-5

                             CONSENT OF THE TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Sysco Corporation Debt Securities, Wachovia Bank, National Association, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



                                      WACHOVIA BANK, NATIONAL ASSOCIATION



                                      By: /s/ R. Douglas Milner
                                          --------------------------------------
                                          R. Douglas Milner
                                          Vice President


Houston, Texas

April 18, 2005

                                                                     EXHIBIT T-6

                               REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of Wachovia Bank, N.A., at the close of business on December 31, 2004, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 1 Comptroller of the Currency.

STATEMENT OF RESOURCES AND LIABILITIES

                                                       ASSETS

                                                 Thousand of Dollars

Cash and balance due from depository institutions:
     Noninterest-bearing balances and currency and coin...................................                  11.778,000
     Interest-bearing balances............................................................                   2,420,000
Securities................................................................................                    ////////
     Held-to-maturity securities (from Schedule RC-B, column A)...........................                           0
     Available-for-sale securities (from schedule RC-B, column D).........................                 101,219,000
Federal funds sold and securities purchased under agreements to resell....................                           0
Federal funds sold in domestic offices....................................................                   7,107,000
Securities purchased under agreements to resell...........................................                   3,632,000
Loans and lease financing receivables (from Schedule RC-C):
     Loan and leases held for sale........................................................                  11,688,000
     Loan and leases, net of unearned income..............................................                 187,431,000
     LESS: Allowance for loan and lease losses............................................                   2,260,000
     LESS: Allocated transfer risk reserve................................................                           0
     Loans and leases, net of unearned income and allowance (item.4.b minus 4.c)..........                 185,171,000
Trading assets (from Schedule RC-D).......................................................                  28,280,000
Premises and fixed assets (including capitalized leases)..................................                   3,300,000
Other real estate owned (from Schedule RC-M)..............................................                     107,000
Investment in unconsolidated subsidiaries and associated companies (from Schedule RC-M)...                   1,048,000
Customer's liability to this bank on acceptances outstanding..............................                     662,000
Intangible assets.........................................................................
     Goodwill.............................................................................                   9,606,000
Other intangible assets (from Schedule RC-M)..............................................                   1,392,000
Other assets (from Schedule RC-F).........................................................                  22,553,000

                                    TOTAL ASSETS..........................................                 389,963,000

                                                     LIABILITIES
Deposits:
     In domestic offices..................................................................                 252,655,000
       Noninterest-bearing................................................................                   7,265,000
       Interest-bearing...................................................................                 245,390,000
     In foreign  offices,  Edge and  Agreement  subsidiaries,  and IBFs (from  Schedule  RC-E,              20,565,000
     partII)..............................................................................
       Noninterest-bearing................................................................                      56,000
       Interest-bearing...................................................................                  20,509,000
Federal funds purchased in domestic offices(2)............................................                   1,833,000
Securities sold under agreements to repurchase(3).........................................                  19,821,000
Trading liabilities(from Schedule RC-D)...................................................                  13,614,000
Other borrowed  money  (includes  mortgage  indebtedness  and  obligations  under  Capitalized              26,398,000
  leases)(from Schedule RC-M).............................................................
Bank's liability on acceptances executed and outstanding..................................                     699,000
Subordinated notes and debentures.........................................................                  10,102,000
Other liabilities.........................................................................                   9,615,000
TOTAL LIABILITIES.........................................................................                 355,302,000
Minority Interest in consolidated subsidiaries............................................                   1,742,000


                                                   EQUITY CAPITAL

Perpetual preferred stock and related surplus...........................................                             0
Common Stock..............................................................................                     455,000
Surplus...................................................................................                  24,214,000
Retained Earnings.........................................................................                   7,472,000
Accumulated other comprehensive income....................................................                     778,000
Other Equity Capital components...........................................................                           0
Total equity capital (sum of item 23 through 27)..........................................                  32,919,000
Total liabilities and equity capital (sum of items 21,22, and 28..........................                 389,963,000